UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): October 26, 2007

InforMedix Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-50221	88-0462762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Georgetowne Park 5880 Hubbard Drive Rockville, MD 20852-4821
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (301) 984-1566

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A is filed to address certain comments received from the Securities and Exchange Commission regarding the Current Report on Form 8-K of Informedix Holdings, Inc. filed on November 6, 2007.

Item 4.01 Changes in Registrant’s Certifying Account.

On October 26, 2007, the Company’s Audit Committee informed Bagell, Josephs, Levine & Company, L.L.C. that they were dismissed, effective immediately, as the Company’s independent auditors for the fiscal year ending December 31, 2007.

Bagell, Josephs, Levine & Company, L.L.C. stated in their reports on the Company’s financial statements for the two most recent fiscal years that the Company had sustained operating losses and capital deficits and there is no guarantee whether the Company will be able to generate enough revenue and/or raise sufficient capital to support current operations and expand sales. Otherwise, Bagell, Josephs, Levine & Company, L.L.C.’s reports on the Company’s financial statements for the two most recent fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2006 and 2005, and the period ended October 26, 2007, there were no disagreements with Bagell, Josephs, Levine & Company, L.L.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Bagell, Josephs, Levine & Company, L.L.C., would have caused Bagell, Josephs, Levine & Company, L.L.C. to make reference to the disagreements in connection with its reports on the Company’s financial statements for such years. During the fiscal years ended December 31, 2006 and 2005, and the six month period ended  June 30, 2007, there were no “reportable events” as defined in Regulation S-K Item 304(a)(1)(v).

The Company has provided Bagell, Josephs, Levine & Company, L.L.C. with a copy of the disclosures it is making in response to this item 4.01. The Company expects to file an amendment to this Current Report on Form 8-K within 10 business days attaching as an exhibit a letter from Bagell, Josephs, Levine & Company, L.L.C. addressed to the Commission stating whether they agree or disagree with the statements made herein.

On November 1, 2007, the Company’s Audit Committee engaged Morison & Cogen LLP as the Company’s independent auditors to audit the Company’s financial statements. During the fiscal years ended December 31, 2006 and 2005, and the period ended  October 31, 2007, the Company has not, and no one on the Company’s behalf has, consulted with Morison & Cogen LLP regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements; or with respect to any “reportable events” as defined in Regulation S-K Item 304(a)(1)(v).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2007

INFORMEDIX HOLDINGS, INC.

By:	/s/ Harry M. Stokes
Harry M. Stokes
Senior Vice President and Chief Financial Officer